LAZARD RETIREMENT SERIES, INC.
Supplement to Current Prospectus

The following supplements "Investment Strategies and Investment Risks—Glossary – Investment Risks—Non-US Securities Risk" in the Prospectus:
Ongoing concerns regarding the economies of certain European countries and/or their sovereign debt, as well as the possibility that one or more countries might leave the European Union (the "EU"), create risks for investing in the EU.  In June 2016, the United Kingdom (the "UK") held a referendum resulting in a vote in favor of the exit of the UK from the EU (known as "Brexit").  The current uncertainty and related future developments could have a negative impact on both the UK economy and the economies of other countries in Europe, as well as greater volatility in the global financial and currency markets.

Dated:  August 16, 2016